AMENDMENT NO. 1
                                      AND
                                  SUPPLEMENT
                                      TO
                           ASSET PURCHASE AGREEMENT


      THIS AMENDMENT NO. 1 AND SUPPLEMENT TO ASSET PURCHASE AGREEMENT (this "AMENDMENT") is made and entered into as of this 16th day of September, 1998, by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the "BUYER"), and HMC FINANCE CORPORATION, INC., a Florida corporation ("HMC"), HALIFAX FORD-MERCURY, INC., a Florida corporation ("HALIFAX"), HIGGINBOTHAM AUTOMOBILES, INC., a Florida corporation ("HAI"), HIGGINBOTHAM CHEVROLET-OLDSMOBILE, INC., a Florida corporation ("HCO"), and SUNRISE AUTO WORLD, INC., a Florida corporation ("SUNRISE" and, together with HMC, HALIFAX, HAI, and HCO, collectively, the "SELLERS" and each, individually, a "SELLER"), and DENNIS D. HIGGINBOTHAM (the "STOCKHOLDER").


                                 WITNESSETH:

      WHEREAS, the parties hereto have entered into the Asset Purchase Agreement dated as of July 7, 1998 (the "ASSET PURCHASE AGREEMENT"); capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Asset Purchase Agreement;

      WHEREAS, the parties hereto wish to amend and supplement the Asset Purchase Agreement as hereinafter provided;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the receipt and legal sufficiency of which are hereby acknowledged. and intending to be legally bound, the parties hereto hereby agree as follows:

      1. Schedules; Issuance of Preferred Stock. All of the Schedules to the Asset Purchase Agreement (including a revised Index thereof) have been agreed to by the parties and are attached to this Amendment. Such Schedules include a new
Schedule 3.5 - Used Vehicles, and a new Schedule 5.5 - Prepaid Expenses and Deposits. All shares of Preferred Stock shall be issued to Dennis D. Higginbotham, as trustee; accordingly, Part III of Schedule 2.2 is hereby deleted. Such shares of Preferred Stock shall be issued by the Buyer on September 18, 1998 unless otherwise mutually agreed in writing by the Buyer and Dennis D. Higginbotham prior to September 18, 1998.

      2. Assumption of Certain Floor Planning Indebtedness: Reduction of New Vehicle Purchase Price. The parties acknowledge and agree that, notwithstanding the disclosure of any Retained Liabilities in the Schedules, the Buyer is not assuming any Retained Liabilities including, without limitation, all liabilities or obligations of the Sellers under lines of credit, long and short term indebtedness; provided, however, the parties agree that the "Liabilities" do include all "floor planning" indebtedness outstanding to NationsBank and Ford Motor Credit as of the Closing ("INDEBTEDNESS"). Accordingly, the New Vehicle Purchase Price shall be reduced by the amount of the Indebtedness. At the Closing, the Sellers' Agent will deliver estoppel and/or payoff letters from Ford Motor Credit and NationsBank and the Buyer shall assume the Indebtedness and be obligated to pay the Indebtedness in accordance with its respective terms.

      3. Real Property Purchase Agreements. The parties hereby waive the respective conditions to the Closing set forth in Sections 8.14 and 9.7 of the Asset Purchase Agreement; provided, however, such waiver shall not be construed as a waiver of the respective rights and obligations of the parties under the Real Property Purchase Agreements. Contemporaneously herewith, the Buyer and the Owners are entering into a lease or leases of the Real Property pending the closings under the Real Property Purchase Agreements. The Sellers and the Stockholder acknowledge that the Buyer may assign the Real Property Purchase Agreements to Mar Mar Realty Trust, or an affiliate thereof, it being understood that such assignment shall not relieve the Buyer of its obligations under the Real Property Purchase Agreements.

      4. Amendments. The definition of "CLOSING DATE" in Article I of the Asset Purchase Agreement is hereby amended to be the date of this Amendment.

      5. Release from Personal Guarantees. The Buyer shall use its best reasonable efforts to obtain the release of Dennis D. Higginbotham from his personal guarantees of those Liabilities specified in Schedule 9.12 to the Asset Purchase Agreement, as well as any such personal guarantees of the Indebtedness. If necessary in order to obtain such release of any particular personal guaranty, the Buyer shall substitute a guaranty by the Buyer of the Liability in question. Pending such release of Dennis D. Higginbotham, the Buyer will indemnify and hold harmless Dennis D. Higginbotham from and against all Liabilities (including the Indebtedness) personally guaranteed by him.

      6. Asset Purchase Agreement Confirmed. Except as provided in this Amendment, the Asset Purchase Agreement is hereby confirmed, as amended hereby, and shall continue in full force and effect.

                           [SIGNATURES ON NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day, month and year first above written.

THE BUYER:                    SONIC AUTOMOTIVE, INC.


                           By: /s/ Theodore M. Wright
                               ---------------------------------------
                               Name: Theodore M. Wright
                               Title:    Vice President
                           Federal Taxpayer I.D.: 51-0363307


THE SELLERS:                  HMC FINANCE CORPORATION, INC.


                         By: /s/ Dennis D. Higginbotham
                             -----------------------------------------
                             Name: Dennis D. Higginbotham
                             Title: President
                         Federal Taxpayer I.D.: 59-3095116

                         HALIFAX FORD-MERCURY, INC.


                         By: /s/ Dennis D. Higginbotham
                             -----------------------------------------
                             Name: Dennis D. Higginbotham
                             Title: President
                         Federal Taxpayer I.D.: 59-2806650

                         HIGGINBOTHAM AUTOMOBILES, INC.


                         By: /s/ Dennis D. Higginbotham
                             -----------------------------------------
                             Name: Dennis D. Higginbotham
                             Title: President
                         Federal Taxpayer I.D.: 59-3278207

                         HIGGINBOTHAM CHEVROLET-
                         OLDSMOBILE, INC.


                         By: /s/ Dennis D. Higginbotham
                             -----------------------------------------
                             Name: Dennis D. Higginbotham
                             Title: President
                         Federal Taxpayer I.D.: 59-1671876

                         SUNRISE AUTO WORLD, INC.


                         By: /s/ Dennis D. Higginbotham
                             -----------------------------------------
                             Name: Dennis D. Higginbotham
                             Title: President
                         Federal Taxpayer I.D.: 59-3297730



THE STOCKHOLDER:            /s/ Dennis D. Higginbotham    (SEAL)
                            -------------------------------
                            DENNIS D. HIGGINBOTHAM

                        INDEX OF SCHEDULES AND EXHIBITS
                                      TO
                           ASSET PURCHASE AGREEMENT


                             Schedules
                             ---------

Schedule 2.2      Part I - Allocation of Purchase Price Among Sellers
                  Part II - Allocation of Purchase Price and Liabilities to Assets
                  Part III - [Intentionally Deleted]
Schedule 2.4      Part I - Liabilities
                  Part II - Retained Liabilities
Schedule 2.5      Promissory Note from HMC to Dennis D. Higginbotham
Schedule 3.1      New Vehicles
Schedule 3.2      Demonstrators
Schedule 3.5      Used Vehicles
Schedule 5.4      Fixtures and Equipment (Book Depreciation Schedule)
Schedule 5.5      Prepaid Expenses and Deposits
Schedule 5.9      HMC Receivables
Schedule 6.2      Compliance re: Buyer
Schedule 7.1      Stockholders
Schedule 7.2      Compliance re: Seller and Stockholder
Schedule 7.3      Pending or Threatened Actions, Suits or Proceedings
Schedule 7.4      Encumbrances on the Assets
Schedule 7.5      Permits and Approvals
Schedule 7.7      Employees
Schedule 7.10     Compliance with Laws
Schedule 9.12     Personal Guarantees by Dennis D. Higginbotham

Exhibits

A     Form of Bills of Sale
B     Statement of Rights and Preferences
C     Form of Non-Competition Agreement
D     Form of Employment Agreement - Dennis Higginbotham